UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 6, 2020

CME GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	CME	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CME Group Inc. (the “Company”) held its 2020 Annual Meeting of shareholders on May 6, 2020.

At the close of business on March 9, 2020, the record date of the Annual Meeting, the Company had 358,479,595 shares of Class A and Class B common stock issued and outstanding. The following shares were present at the Annual meeting, either in person at the virtual shareholder meeting or by proxy.

Class(es) of Common Stock	Aggregate No. of Shares	% of the Issued and Outstanding
Classes A and B	285,605,145	79.67%
Class B-1	255	40.80%
Class B-2	341	41.94%
Class B-3	388	30.14%
Class B-4	113	27.36%

The results of the proposals are as follows:

1.	The election of seventeen Equity Directors to serve until 2021 (elected by the Class A and Class B shareholders voting together as a single class):

Equity Directors	For	Against	Abstain	Broker Non-Votes
Terrence A. Duffy	240,724,701	14,757,953	2,360,686	27,761,805
Timothy S. Bitsberger	248,242,856	9,031,953	568,531	27,761,805
Charles P. Carey	248,063,503	9,255,797	524,040	27,761,805
Dennis H. Chookaszian	243,925,389	13,444,089	473,862	27,761,805
Bryan T. Durkin	251,013,291	6,479,057	350,992	27,761,805
Ana Dutra	255,873,777	1,440,447	529,116	27,761,805
Martin J. Gepsman	241,833,175	15,548,284	461,881	27,761,805
Larry G. Gerdes	244,502,054	12,846,677	494,609	27,761,805
Daniel R. Glickman	236,668,791	17,932,746	3,241,803	27,761,805
Daniel G. Kaye	255,847,086	1,492,478	503,776	27,761,805
Phyllis M. Lockett	254,024,349	3,275,716	543,275	27,761,805
Deborah J. Lucas	255,709,021	1,532,574	601,745	27,761,805
Terry L. Savage	245,195,984	12,240,840	406,516	27,761,805
Rahael Seifu	255,982,972	1,314,552	545,816	27,761,805
William R. Shepard	248,189,771	9,246,538	407,031	27,761,805
Howard J. Siegel	251,683,735	5,782,197	377,408	27,761,805
Dennis A. Suskind	246,455,086	10,893,857	494,397	27,761,805

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2020 (ratified by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
280,203,767	4,966,305	435,073

3.	The approval, by advisory vote, of the compensation of the Company’s named executive officers (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
239,352,870	17,470,894	1,019,576

There were a total of 27,761,805 broker non-votes in this proposal.

4.	The election of Class B Directors:

a.	The election of three Class B-1 Directors to serve until 2021 from a slate of five nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For
Steve A. Beitler	80
Bradley S. Glass	73
William W. Hobert	161
Patrick J. Mulchrone	182
Robert J. Tierney Jr.	167

b.	The election of two Class B-2 Directors to serve until 2021 from a slate of five nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For
Michael G. Dennis	147
Dante A. Federighi	60
Yra G. Harris	130
Patrick W. Maloney	167
Ronald A. Pankau	121

c.	In the election of one Class B-3 Director, no quorum was achieved. Therefore, Elizabeth A. Cook is a “holdover” under Delaware law and the Company’s bylaws. She will continue to serve until her successor is duly elected at the 2021 Annual Meeting or her earlier resignation or removal.

Name	Votes For
Elizabeth A. Cook	311
Spencer K. Hauptman	61

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: May 8, 2020	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary